UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2019 (December 20, 2019)

Pensare Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-38167 (Commission File Number)	81-2402421 (I.R.S. Employer Identification Number)

1720 Peachtree Street, Suite 629 Atlanta, GA (Address of principal executive offices)	30309 (Zip code)

(404) 234-3098
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one Right and one Warrant	WRLSU	The Nasdaq Stock Market LLC
Common Stock, par value $0.001 per share	WRLS	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Common Stock	WRLSR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	WRLSW	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement

Merger Agreement Amendment

On December 20, 2019, Pensare Acquisition Corp., a Delaware corporation (“Pensare”), entered into Amendment No. 1 (the “Amendment”) to the Business Combination Agreement, dated July 24, 2019 (the “Agreement”), by and among Pensare, Tango Merger Sub Corp., a Delaware corporation (“Merger Sub”), Stratos Management Systems Holdings, LLC, a Delaware limited liability company (“Holdings”), and Stratos Management Systems, Inc., a Delaware corporation (the “Company”), pursuant to which the Company will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of Pensare. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Agreement.

The Amendment amends the Agreement to, among other things, (i) reduce the aggregate merger consideration payable from $65 million to $60 million, (ii) change the allocation of the Consideration Amount so that it is payable as follows: (a) an amount in cash equal to two-thirds of the cash raised by Pensare in the Private Placement less $5 million, subject to a cap of $20 million, (b) $5 million of any securities, other than shares of Pensare’s common stock, sold in the Private Placement (the “PIPE Securities”), and (c) the balance of the Consideration Amount in shares of the company’s common stock, (iii) provide for the optional redemption of some or all of the PIPE Securities following the Closing, to the extent that Pensare raises additional funds in private placements following the Closing, (iv) adjust a condition to the closing of the Merger to require that Pensare shall have at least an aggregate of $35 million of cash held either in or outside of the Trust Account at the Effective Time (reduced from $150 million); and (v) adjust the Outside Date by which the Closing must occur from December 31, 2019 to April 1, 2020.

The Amendment is attached hereto as Exhibit 2.2 and incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment filed with this Current Report on Form 8-K. For a detailed discussion of the Agreement, see the Company’s Current Report on Form 8-K, filed with the SEC on July 30, 2019 (the “July 8-K”). For the full text of the Agreement, see Exhibit 2.1 to the July 8-K, which is incorporated by reference as Exhibit 2.1 hereto.

Additional Information

In connection with the proposed Merger, Pensare filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) relating to the Merger on October 8, 2019. Pensare subsequently filed Amendment No. 1 to the preliminary proxy statement with the SEC on December 26, 2019. Stockholders of Pensare and other interested persons are advised to read the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement in connection with Pensare’s solicitation of proxies for the special meeting to be held to approve the Merger because these proxy statements will contain important information about Pensare, the Company, and the Merger. The definitive proxy statement will be mailed to stockholders of Pensare as of the record date for voting on the proposed Merger. Stockholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Pensare Acquisition Corp., 1720 Peachtree Street, Suite 629, Atlanta, GA 30309. Each of the preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Pensare, the Company and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Merger described in this current report on Form 8-K under the rules of the SEC. Information about the directors and executive officers of Pensare is set forth in Pensare’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019, which was filed with the SEC on June 14, 2019, and is also contained in the preliminary proxy statement for the Merger.

Information regarding the interests of the directors and executive officers of Pensare is also contained in such preliminary proxy statement, and will be contained in the definitive proxy statement for the Merger, when available. Information regarding the Company’s directors and executive officers is contained in the preliminary proxy statement for the Merger, and will be contained in the definitive proxy statement, when available. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This current report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Pensare or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Forward-looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, and the closing of the proposed Merger, any private placement and Pensare’s ability to enter into definitive agreements or consummate a transaction with a potential second target company. These statements are based on various assumptions and on the current expectations of Pensare and the Company management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Pensare and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in the Company’s clients’ preferences, prospects and the competitive conditions prevailing in the industries in which the Company operates; the inability of the parties to successfully or timely consummate the proposed Merger, including the risk that the approval of the stockholders of Pensare for the proposed Merger is not obtained; failure to realize the anticipated benefits of the proposed Merger, including as a result of a delay in consummating the proposed Merger or a delay or difficulty in integrating the businesses of Pensare and the Company; the amount of redemption requests made by Pensare’s stockholders; Pensare’s ability to enter into definitive agreements or consummate a transaction with a second potential target company; those factors discussed in Pensare’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019 under the heading “Risk Factors,” and other documents of Pensare filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Pensare nor the Company presently know or that Pensare and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Pensare’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Pensare and the Company anticipate that subsequent events and developments will cause Pensare’s and the Company’s assessments to change. However, while Pensare and the Company may elect to update these forward-looking statements at some point in the future, Pensare and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Pensare’s and the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Exhibit
2.1	Business Combination Agreement, dated as of July 24, 2019, by and among Pensare, Merger Sub, Holdings, and the Company (incorporated by reference to Exhibit 2.1 to Pensare’s Current Report on Form 8-K filed July 30, 2019).

2.2	Amendment No. 1 to the Business Combination Agreement, dated as of December 20, 2019, by and among Pensare, Merger Sub, Holdings, and the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 30, 2019

Pensare Acquisition Corp.

By:	/s/ Darrell J. Mays
	Name:	Darrell J. Mays
	Title:	Chief Executive Officer

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